UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

KINGSWOOD ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT
TO COMPLETION DATED OCTOBER 27, 2023
KINGSWOOD ACQUISITION CORP.
17 Battery Place, Room 625
New York, NY 10004
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER [•], 2023
To the Stockholders of Kingswood Acquisition Corp.:
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Kingswood Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on November [•], 2023 at [•]:00 [am / pm] Eastern Time, via live webcast at the following address https://www.cstproxy.com/kingswoodacquisition/sm2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated November [•], 2023, and is first being mailed to stockholders of the Company on or about November [•], 2023. You are cordially invited to attend the Special Meeting for the following purposes:
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Proposal No. 1 — The Extension Amendment Proposal — to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (as amended, the “Charter”), pursuant to a fourth amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 24, 2020 (the “IPO”), from November 24, 2023 to February 24, 2024 (the “Extension”, and such date, the “Extended Date” and such proposal, the “Extension Amendment Proposal”); and

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Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Approval of the Extension Amendment Proposal is a condition to implementing the Extension. The Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.
Only holders of record of shares of Class A common stock and shares of Class B common stock of the Company, at the close of business on October [•], 2023 (the “record date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. The Charter currently provides that we have until November 24, 2023 to complete an initial business combination. On July 7, 2022 we entered into an agreement and plan of merger (“Merger

Agreement”) with Binah Capital Group, Inc., a Delaware corporation and wholly-owned subsidiary of Company (“Holdings”), Kingswood Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings (“Kingswood Merger Sub”), Wentworth Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (“Wentworth Merger Sub”), and Wentworth Management Services LLC, a Delaware limited liability company (“Wentworth”), pursuant to which we will acquire Wentworth for consideration of a combination of shares in Holdings and assumption of indebtedness.
On December 30, 2022, the Company, Holdings, and Wentworth entered into a side letter agreement to the Merger Agreement revising the Merger Agreement to extend the termination date of the Merger Agreement from December 30, 2022 to June 30, 2023.
On March 20, 2023, Kingswood, Holdings, Kingswood Merger Sub, Wentworth Merger Sub and Wentworth entered that certain First Amendment to the Merger Agreement which amends the Merger Agreement to, among other things, (i) amend and restate the definition of “Transaction Expenses Shortfall” in the Merger Agreement to an amount equal to (x) the Outstanding Transaction Expenses (as defined in the Merger Agreement) minus (y) the Available Closing Date Cash (as defined in the Merger Agreement); (ii) amend and restate the condition precedent in Section 8.03(k) of the Merger Agreement to require that Available Closing Date Cash be sufficient to cover an amount equal to the sum of $3,500,000 and the Outstanding Transaction Expenses; and (iii) amend and restate the termination rights in Section 9.01(c)(B) to allow for the termination of the Merger Agreement if the Available Closing Date Cash is insufficient to cover the sum of $3,500,000 and the Outstanding Transaction Expenses.
On September 13, 2023, the Company, Holdings, Kingswood Merger Sub, Wentworth Merger Sub and Wentworth entered that certain Second Amendment to the Merger Agreement further amending, modifying, and supplementing the Merger Agreement to, among other things:
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add definitions for (x) “Additional Sponsor Loans” to mean an additional $250,000 to be loaned to the Company by Sponsor (as defined below) or an affiliate of Sponsor between the date of thereof and the Closing Date; and (y) “Additional Shares of Holdings common stock” to mean 1,100,000 shares of Holdings Common Stock to be issued to those certain holders of Continuing Company Units (as defined in the Merger Agreement) in the amounts determined by Wentworth and provided to the Company and Holdings in writing prior to the filing of the final amendment to the Form S-4;

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amend the definition of “Company Merger Consideration” to mean (i) 12,000,000 shares of Holdings common stock (excluding any amount of Holdings warrants issued or issuable to Continuing Company Unit Holders), plus (ii) the Additional Shares of Holdings Common Stock;

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delete the definitions of “Converted Company Debt Amount” and “Minimum Company Share Amount” and references to such terms in the Merger Agreement;

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amend and restate Section 2.09(d)(i) to provide for the forfeiture by Sponsor of 3,084,450 private placement warrants immediately prior to the effective time;

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amend Section 2.09(b) to provide for the escrow (or at Sponsor’s option, forfeiture) of 1,100,000 shares of Holdings common stock that would otherwise be issued to Sponsor in respect of its common stock at closing and the release of such shares (or in the case of forfeiture, reissuance of an equal number of shares) to Sponsor if the volume-weighted average price of Holdings common stock exceeds $12.00 for 20 trading days within any 30-day trading period during the four-year period following closing;

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amend Section 2.11(d) to provide that (i) the Additional Shares of Holdings Common Stock will not be subject to the Lock-Up Agreement (as defined in the Merger Agreement), and (ii) Craig Gould has the ability to release PPD Group, LCC and/or Wentworth Funding, LLC (or any of their ultimate beneficial owners who receive Holdings common stock) and the Holdings common stock owned by such holders from the obligations under the Lock-Up Agreement to the extent necessary to cause Holdings to satisfy the initial listing requirements of the national exchange upon which the Holdings common stock has applied to be listed;

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amend Section 2.16 to provide that if the closing does not occur then the Company shall promptly reimburse Wentworth the amount of such SPAC Extension Costs (as defined in the Merger Agreement) and if closing does not occur due to the Company’s failure to satisfy any of the conditions precedent to closing that are reasonably with the control of the Company, the Company shall reimburse and pay to Wentworth up to $150,000 of costs and other expenses actually reimbursed by Wentworth to the prospective purchaser of the Series A convertible preferred stock of Holdings;

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further amend Section 2.16 to provide Wentworth with the option to cause the outstanding Sponsor Loans (as defined in the Merger Agreement) and Additional Sponsor Loans to be repaid by Holdings at the closing either (A) through the issuance of shares of Holdings common stock of equal value, or (B) in immediately available funds, provided, however, that in case of clause (B) Sponsor will be required to surrender a number of shares of Holdings common stock of equal value otherwise issuable to it in connection with the closing;

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further amend Section 2.16 to require the Outstanding SPAC Expenses (as defined in the Merger Agreement) incurred by the Company in connection with any prior business combination not consummated by the Company (“Prior Expenses”) to be allocated to the holders of founder shares on a pro-rata basis, and be repaid by (A) such holders of founder shares in exchange for the issuance to such each of them a number of shares of Holdings common stock of equal value, or (B) Holdings in exchange for such holder’s surrender of a number of shares of Holdings common stock of equal value;

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further amend Section 2.16 to provide Wentworth the option (subject to the prior written consent of Kingswood) to pay any Outstanding Company Expenses (as defined in the Merger Agreement) owed to unrelated third parties prior to the closing, in exchange for the issuance of number of additional shares of Holdings common stock of equal value;

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amend and restate the covenants and agreements in Section 7.10 to (A) require each of Wentworth, the Company and Holdings to use their commercially reasonable best efforts to enter into and consummate subscription agreements with investors relating to a private placement of shares in Wentworth, the Company and/or Holdings, and/or the entry into backstop arrangements with potential investors, and (B) acknowledge and agree that the proposed issuance and sale by Holdings at closing of up to 1,500,000 Series A convertible preferred stock of Holdings;

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amend and restate the closing condition in Section 8.03(h) to require the Sponsor Loans and Additional Sponsor Loans be paid in full prior to or substantially concurrently with the closing;

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amend and restate the closing condition in Section 8.03(k) to require the Available Closing Date Cash (as defined in the Merger Agreement) not be less than $14,000,000;

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amend and restate the closing condition in Section 8.03(l) to require the Company Merger Consideration (as defined in the Merger Agreement) to be issued prior to or substantially concurrently with the closing;

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amend the definition of “Termination Date” by replacing “June 30, 2023” with “November 24, 2023; and

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amend and restate the termination rights in Section 9.01(c) to allow for the termination of the Merger Agreement if the conditions specified in Section 8.03(k) and 8.03(l) are not capable of being satisfied at the closing.

Accordingly, our board of directors (our “board”) believes that the Extension is necessary in order to be able to consummate an initial business combination. Completion of the business combination with Wentworth is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Merger Agreement as amended and the approval of the transaction by our stockholders. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Merger Agreement with Wentworth, there can be no assurance that all of the conditions precedent set forth in the Merger Agreement as amended will be satisfied or that the proposed transaction will be consummated.

Pursuant to our Charter, we are providing the holders of shares of Class A common stock originally sold as part of the units issued in our IPO (such holders, the “public stockholders” and such shares of Class A common stock, “public shares”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established by the Company and Continental Stock Transfer & Trust (“CST”) to hold the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Public stockholders may elect to redeem their public shares whether or not they are holders as of the record date and whether or not they vote “FOR” the Extension Amendment Proposal. Public stockholders who do not elect to redeem their public shares would be entitled to have their public shares redeemed for cash if we have not completed an initial business combination by the Extended Date. Notwithstanding the foregoing redemption rights, a public stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its public shares or, if part of such a group, the group’s public shares, in excess of 20% of the outstanding public shares. Holders of the Company’s outstanding warrants sold in the IPO, which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Extension Amendment Proposal. Our sponsor Kingswood Global Sponsor LLC (“Sponsor”), officers and directors have agreed to waive their redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any shares of Class B common stock they hold and any public shares they may have acquired during or after the IPO. Shares of Class B common stock will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, our Sponsor, officers, directors, and/or their affiliates own approximately 82.8% of our issued and outstanding shares of common stock, including all of the shares of Class B common stock, and we have been informed by our Sponsor, officers, directors, and/or their affiliates that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not elect to redeem their public shares, they will retain the right to vote on any proposed initial business combination in the future, the right to redeem their public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of an initial business combination, and the right to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
We are not asking you to vote on an initial business combination, at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your public shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to consummate an initial business combination.
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 24, 2023 as contemplated by our IPO prospectus and in accordance with our amended Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the record date. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.
The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
Approval of the Adjournment Proposal, if presented, would require the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting.
You are not being asked to vote on an initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
The board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” Extension Amendment Proposal and, if presented, “FOR” the Adjournment Proposal.
Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200; banks and brokers can call at (203) 658-9400.
By Order of the Board of Directors
November [•], 2023	Michael Nessim
Chief Executive Officer
Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

KINGSWOOD ACQUISITION CORP.
17 Battery Place, Room 625
New York, NY 10004 1325
SPECIAL MEETING
TO BE HELD ON NOVEMBER [•], 2023
PROXY STATEMENT
The Special Meeting (the “Special Meeting”) of Kingswood Acquisition Corp. (“we”, “us”, “our” or the “Company”) will be held on November [•], 2023 at [•]:00 [a.m./p.m.] Eastern Time via live webcast at the following address https://www.cstproxy.com/kingswoodacquisition/sm2023 for the sole purpose of considering and voting upon the following proposals:
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Proposal No. 1 — The Extension Amendment Proposal — to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (as amended, the “Charter”), pursuant to a fourth amendment to the Charter in the form set forth in Annex A to this Proxy Statement, to extend the date by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 24, 2020 (the “IPO”), from November 24, 2023 to February 24, 2024 (the “Extension”, and such date, the “Extended Date” and such proposal, the “Extension Amendment Proposal”); and

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Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described herein.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination in case such additional time is needed. The Charter currently provides that we have until November 24, 2023 to complete our initial business combination. Our board of directors (our “board”) currently believes that there may not be sufficient time before November 24, 2023 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Accordingly, our board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we may need to obtain the Extension. However, if we are able to consummate an initial business combination before the Special Meeting, we will not hold the Special Meeting.
The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and requires the affirmative vote of the holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the special meeting.
In connection with the Extension Amendment Proposal, stockholders may elect to redeem their shares of Class A common stock originally sold as part of the units issued in our IPO (including any shares of Class A common stock issued in exchange for such Units) (such stockholders, the “public stockholders” and such shares of Class A common stock, “public shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of public shares of then outstanding, which election we refer to as the “Election”. An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and public stockholders who do not make an Election, will retain (i) the right to vote on any proposed initial business combination in the future, (ii) the right to redeem their public shares at a per-share price, payable in cash, equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of our initial business combination, and (iii) to have their public shares redeemed for cash if we have not completed our initial business combination by the Extended Date. We urge you to vote at the Special Meeting regarding the Extension.
Kingswood Global Sponsor LLC, a Delaware limited liability company (our “Sponsor”), and our officers and directors are not entitled to redeem their shares of Class B common stock of the Company, or shares of Class A common stock of the Company issued in exchange for or upon the conversion of such shares of Class B common stock (such shares, in any case, “founder shares”) and have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve an amendment to our Charter.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $5,938,305 that was in the Trust Account as of July 15, 2023. In such event, we may need to obtain additional funds to consummate an initial business combination and for the Company’s shares of Class A common stock be or remain listed on the OTC Markets Group Inc. (“OTC Exchange”), and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by November 24, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes by (B) the total number of then outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.
Based upon the amount in the Trust Account as of November [•], 2023, which was approximately $[•] we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust

Account will be approximately $[•] at the time of the Special Meeting. The closing price of the public shares on the OTC Markets Group Inc. (“OTC Exchange”) on August 3, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $12.02. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved.
Our board has fixed the close of business on October [•], 2023 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the common stock on the record date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 3,473,049 shares of common stock outstanding, consisting of 598,049 public shares, 2,605,000 shares of Class A common stock held by our Sponsor, directors, and/or their affiliates and 270,000 shares of Class B common stock held by our directors and/or their affiliates. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. Morrow will be paid a fee of up to $27,500 plus Morrow’s out-of-pocket expenses. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
This Proxy Statement is dated November [•], 2023 and is first being mailed to stockholders on or about November [•], 2023.

RISK FACTORS
In addition to risks described below, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2023, and in any subsequent Quarterly Report on Form 10-Q and other reports we file with the SEC. The risks and uncertainties described below and in the aforementioned filings are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
If we were considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).
Our Sponsor is controlled by or has substantial ties with non-U.S. persons domiciled in the United Kingdom. Acquisitions and investments by non-U.S. Persons in certain U.S. business may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings.
If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy.
Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public stockholders may only receive their pro rata share of amounts held in the trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. On December 27, 2022, the U.S. Department of the

Treasury (the “Treasury”) released Notice 2023-2, indicating its intention to propose certain regulations regarding the excise tax and issuing certain interim rules on which taxpayers may rely pending the issuance of further guidance. Under the interim rules, liquidating distributions made in a qualifying complete liquidation by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year in which a qualifying complete liquidation is completed will also be exempt from such tax.
We are required to offer public stockholders the opportunity to redeem their public shares in connection with the Extension Amendment Proposal, and will be required to offer public stockholders the opportunity to redeem their public shares in connection with any stockholder vote to approve our initial business combination. Any redemption or other repurchase by us in connection with such Extension Amendment Proposal, business combination or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with a business combination, (ii) the structure of a business combination, (iii) the nature and amount of any equity issuances by the Company in the same taxable year as any redemption or other repurchase, including a “PIPE” issued by the Company in connection with a business combination, (iv) if we fail to timely consummate a business combination, whether a liquidation of the Company is completed in the same taxable year as or in a taxable year following a redemption of shares, and (v) the content of future regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of an initial business combination. We are required to offer public stockholders the opportunity to redeem their public shares in connection with the Extension Amendment Proposal, and will be required to offer public stockholders the opportunity to redeem their public shares in connection with any stockholder vote to approve our initial business combination. Even if the Extension Amendment Proposal or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. Other than in connection with a redemption offer or liquidation, our public stockholders may be unable to recover their investment except through sales of public shares on the open market. The price of our public shares may be volatile, and there can be no assurance that public stockholders will be able to dispose of their public shares at favorable prices, or at all.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company formed under the laws of the State of Delaware on July 27, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. On November 24, 2020, we consummated our IPO of 11,500,000 units, including the issuance of 1,500,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consists of one share of Class A common stock and three-fourths of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $115,000,000. The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 24, 2023). Our board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate an initial business combination to the Extended Date in order to allow our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, and is submitting these proposals to our stockholders to vote upon.
Q:
What is being voted on?

A:
You are being asked to vote on the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

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Proposal No. 1 — The Extension Amendment Proposal — to amend the Charter to extend the date by which the Company must (1) effectuate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (3) redeem 100% of the Class A common stock included as part of the units sold in the Company’s IPO from November 24, 2023 to February 24, 2024; and

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Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Q:
What are the purposes of the Extension Amendment Proposal and the Adjournment Proposal?

A:
The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. On July 7th, 2022, we entered into the Merger Agreement, pursuant to which we will acquire Wentworth for consideration of a combination of shares in Holdings and assumption of indebtedness. On December 30, 2022, we entered into a side letter agreement to the Merger Agreement, revising the Merger Agreement to extend the termination date of the Merger Agreement from December 30, 2022 to June 30, 2023. On March 20, 2023, we entered that certain First Amendment to the Merger Agreement which amends the Merger Agreement to, among other things, (i) amend and restate the definition of “Transaction Expenses Shortfall” in the Merger Agreement to an amount equal to (x) the Outstanding Transaction Expenses (as defined in the Merger Agreement) minus (y) the Available Closing Date Cash (as defined in the Merger Agreement); (ii) amend and restate the condition precedent in Section 8.03(k) of the Merger Agreement to require that Available Closing Date Cash be sufficient to cover an amount equal to the sum of $3,500,000 and the Outstanding Transaction Expenses; and (iii) amend and restate the termination rights in Section 9.01(c)(B) to allow for the termination of the Merger Agreement if the Available Closing Date Cash is insufficient to cover the sum of $3,500,000 and the Outstanding Transaction Expenses.
On September 13, 2023, Kingswood, Holdings, Kingswood Merger Sub, Wentworth Merger Sub and Wentworth entered that certain Second Amendment to the Merger Agreement further amending, modifying, and supplementing the Merger Agreement to, among other things:
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add definitions for (x) “Additional Sponsor Loans” to mean an additional $250,000 to be loaned to the Company by Sponsor or an affiliate of Sponsor between the date of thereof and the closing date; and (y) “Additional Shares of Holdings Common Stock” to mean 1,100,000 shares of Holdings common stock to be issued to those certain holders of Continuing Company Units (as defined in the Merger Agreement) in the amounts determined by Wentworth and provided to the Company and Holdings in writing prior to the filing of the final amendment to the Form S-4;

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amend the definition of “Company Merger Consideration” to mean (i) 12,000,000 shares of Holdings common stock (excluding any amount of Holdings warrants issued or issuable to Continuing Company Unit Holders), plus (ii) the Additional Shares of Holdings Common Stock;

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delete the definitions of “Converted Company Debt Amount” and “Minimum Company Share Amount” and references to such terms in the Merger Agreement;

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amend and restate Section 2.09(d)(i) to provide for the forfeiture by Sponsor of 3,084,450 private placement warrants immediately prior to the effective time;

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amend Section 2.09(b) to provide for the escrow (or at Sponsor’s option, forfeiture) of 1,100,000 shares of Holdings common stock that would otherwise be issued to Sponsor in respect of its common stock at closing and the release of such shares (or in the case of forfeiture, reissuance of an equal number of shares) to Sponsor if the volume-weighted average price of Holdings common stock exceeds $12.00 for 20 trading days within any 30-day trading period during the four-year period following closing;

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amend Section 2.11(d) to provide that (i) the Additional Shares of Holdings Common Stock will not be subject to the Lock-Up Agreement (as defined in the Merger Agreement), and (ii) Craig Gould has the ability to release PPD Group, LCC and/or Wentworth Funding, LLC (or any of their ultimate beneficial owners who receive Holdings common stock) and the Holdings common stock owned by such holders from the obligations under the Lock-Up Agreement to the extent necessary to cause Holdings to satisfy the initial listing requirements of the national exchange upon which the holdings common stock has applied to be listed;

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amend Section 2.16 to provide that if the closing does not occur then the Company shall promptly reimburse Wentworth the amount of such SPAC Extension Costs (as defined in the Merger Agreement) and if closing does not occur due to the Company’s failure to satisfy any of the conditions precedent to closing that are reasonably with the control of the Company, the Company shall reimburse and pay to Wentworth up to $150,000 of costs and other expenses actually reimbursed by Wentworth to the prospective purchaser of the Series A convertible preferred stock of Holdings;

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further amend Section 2.16 to provide Wentworth with the option to cause the outstanding Sponsor Loans (as defined in the Merger Agreement) and Additional Sponsor Loans to be repaid by Holdings at the closing either (A) through the issuance of shares of Holdings common stock of equal value, or (B) in immediately available funds, provided, however, that in case of clause (B) Sponsor will be required to surrender a number of shares of Holdings common stock of equal value otherwise issuable to it in connection with the closing;

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further amend Section 2.16 to require the Outstanding SPAC Expenses (as defined in the Merger Agreement) incurred by the Company in connection with any prior business combination not consummated by the Company (“Prior Expenses”) to be allocated to the holders of founder shares on a pro-rata basis, and be repaid by (A) such holders of founder shares in exchange for the issuance to such each of them a number of shares of Holdings common stock of equal value, or (B) Holdings in exchange for such holder’s surrender of a number of shares of Holdings common stock of equal value;
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further amend Section 2.16 to provide Wentworth the option (subject to the prior written consent of Kingswood) to pay any Outstanding Company Expenses (as defined in the Merger Agreement) owed to unrelated third parties prior to the closing, in exchange for the issuance of number of additional shares of Holdings common stock of equal value;

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amend and restate the covenants and agreements in Section 7.10 to (A) require each of Wentworth, the Company and Holdings to use their commercially reasonable best efforts to enter into and consummate subscription agreements with investors relating to a private placement of shares in Wentworth, the Company and/or Holdings, and/or the entry into backstop arrangements with potential investors, and (B) acknowledge and agree that the proposed issuance and sale by Holdings at closing of up to 1,500,000 Series A convertible preferred stock of Holdings;

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amend and restate the closing condition in Section 8.03(h) to require the Sponsor Loans and Additional Sponsor Loans be paid in full prior to or substantially concurrently with the closing;

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amend and restate the closing condition in Section 8.03(k) to require the Available Closing Date Cash (as defined in the Merger Agreement) not be less than $14,000,000;

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amend and restate the closing condition in Section 8.03(l) to require the Company Merger Consideration (as defined in the Merger Agreement) to be issued prior to or substantially concurrently with the closing;

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amend the definition of “Termination Date” by replacing “June 30, 2023” with “November 24, 2023; and

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amend and restate the termination rights in Section 9.01(c) to allow for the termination of the Merger Agreement if the conditions specified in Section 8.03(k) and 8.03(l) are not capable of being satisfied at the closing.

Our board currently believes that there will not be sufficient time within to complete an initial business combination with the Wentworth. Accordingly, our board believes that the Extension is necessary in order to be able to consummate an initial business combination. Completion of the business combination with Wentworth is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Merger Agreement as amended and approval of the transaction by our stockholders. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Merger Agreement with Wentworth, there can be no assurance that all of the conditions precedent set forth in the Merger Agreement as amended will be satisfied or that the proposed transaction will be consummated. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
We are not asking you to vote on an initial business combination, at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating an initial business combination on or before the Extended Date.
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $5,938,305 that was in the Trust Account as of July 15, 2023.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 24, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.
Q:
Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:
Our Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before November 24, 2023. As we explain below, we may not be able to complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to complete an initial business combination. Our board currently believes that there may not be sufficient time before November 24, 2023, to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Our efforts to complete an initial business combination with Wentworth will involve, among other things:
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negotiating and executing related agreements;

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completing proxy materials;

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establishing a meeting date and record date for considering a business combination, and distributing proxy materials to stockholders; and

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holding a special meeting of stockholders to consider the business combination.

Accordingly, in order for our stockholders to be able to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we may need to obtain the Extension. Our board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from November 24, 2023 to February 24, 2024. However, if we are able to consummate an initial business combination before the Special Meeting, we will not hold the Special Meeting.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our board is proposing the Extension Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence up to the Extended Date.
You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 24, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

Our board believes, however, that stockholders should have an opportunity to evaluate an initial business combination, and if approved by our stockholders, the Company should have an opportunity to consummate an initial business combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of an initial business combination, and if approved by our stockholders, consummate an initial business combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Moreover, voting “FOR” the Extension Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve an initial business combination.
Our board recommends that you vote “FOR” the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.
If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 24, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and expenses related to the administration of the trust account), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
Our board recommends that you vote “FOR” the Extension Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our board recommends that you vote “FOR” the Adjournment Proposal.
Q:
When would the board abandon the Extension?

A:
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:
How do the Company insiders intend to vote their shares?

A:
Our Sponsor, officers, directors, and/or their affiliates own approximately 2,875,000 shares of Class B common stock. As of the record date, our Sponsor, officers, directors, and/or their affiliates beneficially own an aggregate of approximately 82.8% of the outstanding common stock.

The shares of Class B common stock carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors, executive officers and/or their affiliates that they intend to vote in favor of the Extension Amendment and, if presented, the Adjournment Proposal.
Our Sponsor, directors, officers, advisors, or their affiliates may purchase public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination. There is no limit on the number of shares our Sponsor, directors, officers, advisors, or their affiliates may purchase in such transactions, subject to compliance with applicable law and OTC Exchange rules. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such public shares or if such purchases are prohibited by Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase public shares or public warrants in such transactions. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.
Although our Sponsor, directors, officers, advisors, and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans, or intentions change, the purpose of any such purchases of shares could be to vote such shares in favor of the Extension Amendment Proposal and the Adjournment Proposal and thereby increase the likelihood of obtaining stockholder approval of the Extension Amendment Proposal and the Adjournment Proposal. The purpose of any such purchases of public warrants could be to reduce the number public warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with the Extension Amendment Proposal and the Adjournment Proposal. Any such purchases of our securities may result in the approval of the Extension Amendment Proposal and the Adjournment Proposal that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of the shares of Class A common stock or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, our Sponsor, officers, directors and/or their affiliates may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with the Extension Amendment Proposal and the Adjournment Proposal. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our initial business combination, whether or not such stockholder has already submitted a proxy with respect to the Extension Amendment Proposal and the Adjournment Proposal but only if such shares have not already been voted at the stockholder meeting related to the Extension Amendment Proposal and the Adjournment Proposal. Our Sponsor, officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant and will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.
Any purchases by our Sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.
Q:
What vote is required to adopt the Extension Amendment Proposal?

A:
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. We have been informed by our Sponsor, directors, and executive officers and/or their affiliates who are holders of approximately 82.8% of the outstanding shares of common stock that they intend to vote in favor of the Extension Amendment Proposal. A stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension Amendment Proposal is approved and the Extension implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.
Q:
What vote is required to adopt the Adjournment Proposal?

A:
If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the special meeting and entitled to vote thereon.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:
If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:
Is the Company subject to the Investment Company Act of 1940?

A:
The Company completed its IPO in November 2020. As a blank check company, the efforts of our board and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO (for approximately the past 23 months).

On March 30, 2022, the SEC issued the SPAC Rule Proposals, which include proposals relating to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act of 1940 and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
There is currently uncertainty concerning the applicability of the Investment Company Act to SPACs, including a company like ours, that may not complete its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.
The funds in the Trust Account were previously held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. Depending on prevailing interest rates we may receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
Q:
What happens if the Extension Amendment Proposal is not approved?

A:
Our board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal and any shares of Class A common stock submitted for redemption will be returned to the owner, and not redeemed.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 24, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.
Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
We will continue our efforts to consummate an initial business combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension is implemented, the greater of (a) $69,218.35, and (b) $0.05 per month for each public share of Company that is not redeemed in connection with the Special Meeting, will be deposited into the Trust Account (“Monthly Contribution”), or an aggregate deposit of up to the greater of (x) $207,655.05 and (y) $0.15 for each public share of Company that is not redeemed in connection with the Special Meeting (if Company takes until February 24, 2024 to complete an initial business combination). The first Monthly Contribution will be deposited in the trust account within five (5) calendar days following the Special Meeting. Each subsequent Monthly Contribution will be deposited in the trust account within five (5) calendar days from the 23rd day of such calendar month (or portion thereof).
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors, and our officers as a result of their ownership of the Class B common stock.
The Company intends to waive its right to withdraw up to $100,000 of net interest on the funds deposited in the Trust Account to pay dissolution expenses. Consequently, if the Extension Amendment Proposal is approved and implemented but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.
Q:
What happens to the Company warrants if the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved?

A:
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by November 24, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.
Q:
What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable on the later of 30 days after the completion of an initial business combination or 12 months from the consummation of our IPO at an exercise price of $11.50 per share, provided we have an effective registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”) covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. Notwithstanding the foregoing, if a registration statement covering the common shares issuable upon the exercise of the public warrants is not effective within 90 days from the consummation of an initial business combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the public warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their public warrants on a cashless basis. The public warrants will expire five years from the consummation of a business combination or earlier upon redemption or liquidation.
After the warrants become exercisable, the Company may call the public warrants for redemption (excluding the private placement warrants), in whole and not in part, at a price of $0.01 per warrant:
•
at any time while the public warrants are exercisable;

•
upon not less than 30 days’ prior written notice of redemption to each public warrant holder; and

•
if, and only if, the last reported sale price (the “closing price”) of our Class A common stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described in our IPO prospectus) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

The private placement warrants are identical to the public warrants underlying the units sold in the IPO, except that the private placement warrants and the common shares issuable upon the exercise of the private placement warrants will not be transferable, assignable, or salable until after the completion of an initial business combination, subject to certain limited exceptions. Additionally, the private placement warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.
The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger, or consolidation. In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by our board and, in the case of any such issuance to our Sponsor or its affiliates, without taking into account any Class B common stock held by our Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial business combination on the date of the consummation of such initial business combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
Additionally, in no event will the Company be required to net cash settle the public warrants. If the Company is unable to complete an initial business combination prior to November 24, 2023, and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the public warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger, or consolidation. If the Company is unable to complete an initial business combination prior to November 24, 2023, and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.
Q:
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Charter.

Q:
May I change my vote after I have mailed my signed proxy card?

Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.
Q:
What happens if I sell my shares of Class A common stock before the Special Meeting?

A:
The record date for the Special Meeting will be earlier than the date of the Special Meeting. If you transfer your shares of Class A common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Class A common stock.

Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non- discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:
What is a quorum requirement?

A:
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.
Q:
Who can vote at the Special Meeting?

A:
Only holders of record of our common stock at the close of business on October [•], 2023 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 3,473,049 shares of common stock were outstanding and entitled to vote.

Stockholder of Record:   Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“CST”), then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner:   Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How many votes do I have at the Special Meeting?

A:
The Company’s stockholders are entitled to one vote at the Special Meeting for each share of Class A common stock or Class B common stock held of record as of the record date. As of the close of business on the record date, there were 3,473,049 shares of common stock outstanding, consisting of 598,049 public shares, 2,605,000 shares of Class A common stock held by our Sponsor, directors, and/or their affiliates and 270,000 shares of Class B common stock held by our directors and/or their affiliates.

Q:
Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:
The board and the Company’s executive officers may have interests in the Extension Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of Class B common stock and warrants that would become worthless if the Company does not complete an initial business combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Interests of our Sponsor, Directors and Officers”.

Q:
Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:
No. There are no appraisal rights available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal.

Q:
What do I need to do now?

A:
You are urged to carefully read and consider the information contained in this proxy statement, including the annexes attached hereto, and to consider how the Extension Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.
Q:
How do I vote?

A:
If you were a holder of record of common stock on October [•], 2023, the record date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/kingswoodacquisition/sm2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to CST at .proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting in person online should contact CST no later than November [•], 2023 to obtain this information.
Q:
What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:
At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment, and will have no effect on any of the other proposals.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:
How can I attend the Special Meeting?

A:
You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/kingswoodacquisition/sm2023. As a registered stockholder, you received a proxy card from CST, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact CST at 917-262-2373 or e-mail CST at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

You can pre-register to attend the Special Meeting in person online starting November [•], 2023. Enter the URL address into your browser, and enter your 12-digit meeting control number, name, and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the

Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If your shares are held in “street name”, you may attend the Special Meeting. You will need to contact CST at the number or email address above, to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.
If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155 (toll-free within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 1570747#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.
Q:
Do I need to attend the Special Meeting in person online to vote my shares?

A:
No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this proxy statement.

Q:
If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:
Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your public shares for or against the Extension Amendment or do not vote your shares. As a result, the Extension Amendment can be approved by stockholders who will redeem their public shares and no longer remain stockholders, leaving stockholders who choose not to redeem their public shares holding shares in a company with a less liquid trading market, fewer stockholders, and less cash.

Q:
How do I redeem my common stock?

A:
If the Extension Amendment is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, (i) (A) hold public shares, or (B) if you hold public shares through units, elect to separate your units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares and (ii) prior to 5:00 p.m. Eastern time on November [•], 2023 (two business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your public shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of CST, the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.
A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”
Q:
Is there a limit on the number of shares I may redeem?

A:
A public stockholder, together with any of his or her affiliates or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 20% or more of the public shares. Accordingly, all shares in excess of 20% of the public shares owned by a holder will not be redeemed. On the other hand, a public stockholder who holds less than 20% of the public shares may redeem all of the public shares held by him or her for cash.

Q:
If I hold warrants, can I exercise redemption rights with respect to my warrants?

A:
No. There are no redemption rights with respect to the warrants.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
What is the quorum requirement for the Special Meeting?

A:
A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the record date for the Special Meeting, 1,736,525 shares of common stock would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting.
Abstentions will be counted towards the quorum requirement, but broker non-votes will not. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.
Q:
Who is paying for this proxy solicitation?

A:
The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card, or the consent card you should contact our proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: KWAC.info@investor.morrowsodali.com
You may also contact the Company at:
Michael Nessim, Chief Executive Officer
Kingswood Acquisition Corp.
17 Battery Place, Room 625
New York, NY 10004
Tel: (212) 404-7002
Email: mnessim@kingswoodus.com
To obtain timely delivery, the Company’s stockholders and warrantholders must request the materials no later than five business days prior to the Special Meeting.
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
E-mail: mzimkind@continentalstock.com

FORWARD-LOOKING STATEMENTS
Certain statements included in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding the Company, the Company’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
•
our ability to consummate an initial business combination;

•
the inability to complete a potential financing of an initial business combination;

•
the expected benefits of an initial business combination; and

•
the financial and business performance of the Company following the closing of an initial business combination.

These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BACKGROUND
We are a blank check company incorporated under the laws of the State of Delaware on July 27, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. While we may pursue our initial business combination target in any stage of its corporate evolution or in any industry or sector, we are focusing our search on companies with favorable growth prospects and attractive returns on invested capital.
On November 24, 2020, we consummated our IPO of 11,500,000 units, including the issuance of 1,500,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consists of one share of Class A common stock and three-fourths of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $115,000,000. The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation.
Simultaneously with the closing of our IPO, we consummated the sale of 6,481,550 private placement warrants, at $1.00 per private placement warrant, to our Sponsor, generating gross proceeds of $6,481,550.
Transaction costs incurred in connection with our IPO amounted to $1,260,000 in cash and $1,040,000 in the form of 104,000 Units at $10.00 per in underwriting discounts and incurred offering costs of approximately $529,972. In addition, the Underwriters agreed to defer approximately $4,025,000 in underwriting discounts, which amount will be payable when and if a business combination is consummated. The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company (“CST”), as warrant agent, and us.
Following the closing of the IPO on November 24, 2020, an amount of $117,848,550 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a trust account (the “Trust Account”), which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act. Based upon the amount in the Trust Account as of November [•], 2023, which was approximately $[•] we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting.
The funds in the Trust Account were previously held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. Depending on prevailing interest rates we may receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B common stock and warrants that may become exercisable in the future. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers”.
On the record date of the Special Meeting, there were 3,473,049 shares of common stock outstanding, consisting of 598,049 public shares, 2,605,000 shares of Class A common stock held by our Sponsor, officers, directors, and/or their affiliates and 270,000 shares of Class B common stock held by our directors and/or their affiliates. The Class B common stock carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, officers, directors, and/or their affiliates, which hold all 2,875,000 shares of Class B common stock, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
The mailing address of the Company’s principal executive office is 17 Battery Place, Room 625, New York, NY 10004, and its phone number is (212) 404-7002.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of the U.S. federal income tax considerations generally applicable to a U.S. holder (as defined below) of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion applies only to shares of Class A common stock held as a capital asset within the meaning of Section 1221 of the United States Internal Revenue Code of 1986 (the “Code”) (generally, property held for investment). Further, the discussion is applicable only to holders who purchased Class A common stock in the IPO.
This discussion does not address all U.S. federal income tax consequences that may be relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
•
financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•
persons whose functional currency is not the U.S. dollar.

If a partnership (or other pass-through entity) for U.S. federal income tax purposes is a holder of Class A common stock, the tax treatment of the partners (or other owners) of such partnership will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Also, for purposes of this discussion, a “Non-U.S. holder” is any beneficial owner of Class A common stock who or that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.

The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding the tax consequences discussed below.
THIS DISCUSSION IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Federal Income Tax Treatment of Non-Electing Stockholders
A U.S. holder who does not make the Election will continue to own his or her shares and warrants, and will not recognize any income, gain, or loss for U.S. federal income tax purposes by reason of the Extension Amendment Proposal.
U.S. Federal Income Tax Treatment of Electing Stockholders
If a U.S. holder’s Class A common stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of the Class A common stock, the U.S. holder will generally be treated as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” below. If the redemption does not qualify as a sale of the Class A common stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described below under “Taxation of Redemption Treated as a Distribution”.
Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of the Company’s stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of the Company’s stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Class A common stock will generally be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by it. A U.S. holder may be treated as constructively owning, in addition to stock actually owned by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the public warrants.
The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a redeeming U.S. holder if the percentage of common stock outstanding voting shares that such U.S. holder actually or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such U.S. holder actually or constructively owned immediately before the redemption.
There will be a complete termination of such U.S. holder’s interest if either (i) all of the Class A common stock actually or constructively owned by such U.S. holder is redeemed or (ii) all of the Class A common stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A common stock owned by certain family members and such U.S. holder does not constructively own any other shares. The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, a redemption will be treated as a distribution with respect to the Class A common stock. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. holder’s basis in its other Class A common stock (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such redeemed shares. After the application of those rules, any remaining tax basis of the U.S. holder in the Class A common stock redeemed will generally be added to the U.S. holder’s adjusted tax basis in its remaining Class A common stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other Class A common stock constructively owned by such U.S. holder.
Gain or Loss on Redemption Treated as a Sale of Class A common stock.   If the redemption qualifies as a sale of Class A common stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost.
Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Taxation of Redemption Treated as a Distribution.   If the redemption does not qualify as a sale of Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” above.

THE SPECIAL MEETING
We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board for use at the Special Meeting, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about November [•], 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting. In connection with the Special Meeting, we are also providing you with our Annual Report on Form 10-K for the year ended December 31, 2022.
Date, Time and Place.
The Special Meeting will be held on November [•], 2023, at [•] [am/pm], Eastern time, conducted via live webcast at the following address https://www.cstproxy.com/kingswoodacquisition/sm2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
Purpose of the Special Meeting.
At the Special Meeting, the Company will ask the stockholders to vote in favor of the following proposals:
•
Proposal No. 1 — The “Extension Amendment Proposal” — a proposal to approve the adoption of the Extension Amendment and the Extension; and

•
Proposal No. 2 — The “Adjournment Proposal” — a proposal to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Record Date and Voting
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A common stock or Class B common stock at the close of business on October [•], 2023, which is the record date for the Special Meeting. You are entitled to one vote for each share of Class A common stock or Class B common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 3,473,049 shares of common stock outstanding, consisting of 598,049 public shares, 2,605,000 shares of Class A common stock held by our Sponsor, officers, directors, and/or their affiliates and 270,000 shares of Class B common stock held by our directors and/or their affiliates.
Our Sponsors, officers, directors, and/or their affiliates intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal. The Company’s issued and outstanding warrants do not have voting rights at the Special Meeting.
Voting Your Shares
Each share of Class A common stock or Class B common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of common stock that you own.
If you are a holder of record, there are two ways to vote your shares of common stock at the Special Meeting:
•
You can vote by completing, signing, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of common stock will be voted as recommended by the board. With respect to proposals for the Special Meeting, that means: “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal and “FOR” the Adjournment Proposal.
•
You can attend the Special Meeting and vote in person online. You will be given a ballot when you arrive.

However, if your shares of common stock are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your shares of common stock.
Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your shares of common stock, you may call Morrow Sodali LLC, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.
Quorum and Vote Required for the Proposals
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. Abstentions will count as present for the purpose of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.
The approval of the Adjournment Proposal requires the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of common stock entitled to vote and actually cast thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 24, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.
The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In addition, our Sponsor, directors, officers, advisors, or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or following the Special Meeting. None of our Sponsor, directors, officers, advisors, or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. Although none of our Sponsor, directors, officers, advisors, or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.
Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, and such transactions are effected, the consequence could be to cause the Extension Amendment Proposal and the Adjournment Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Extension Amendment Proposal and the Adjournment Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the Extension Amendment Proposal and the Adjournment Proposal positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities.
As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Extension Amendment Proposal and the Adjournment Proposal.
Abstentions and Broker Non-Votes
Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote”.
Abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting but broker non-votes will not. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment Proposal and will have no effect on the Adjournment Proposal.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:
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you may send another signed proxy card with a later date, to Michael Nessim, the Company’s Chief Executive Officer at 17 Battery Place, Room 625, New York, NY 10004 before the Special Meeting that you have revoked your proxy;

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you may send a notice of revocation to Michael Nessim, the Company’s Chief Executive Officer at 17 Battery Place, Room 625, New York, NY 10004 before the Special Meeting that you have revoked your proxy; or

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you may attend the Special Meeting, revoke your proxy and vote in person online, as indicated above.

Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal or the Adjournment Proposal.
Stock Ownership
As of the record date, our Sponsor, officers, directors, and/or their affiliates beneficially own an aggregate of approximately 82.8% of the outstanding shares of common stock. Our Sponsor, officers, directors, and/or their affiliates intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal and the Adjournment Proposal.
Solicitation of Proxies
The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors, and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:
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the beneficial ownership of our Sponsor and certain of the Company’s officers, directors, and/or their affiliates of an aggregate of 2,875,000 founder shares, consisting of 2,605,000 shares of Class A common stock and 270,000 shares of Class B common stock, and 6,481,550 private placement warrants, which shares and warrants would become worthless if the Company does not complete an initial business combination by February 24, 2024, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called Special Meeting, such later date), as our Sponsor, officers, directors and/or their affiliates have waived any redemption right with respect to these founder shares. Our Sponsor paid an aggregate of $25,000 for founder shares, and $6,481,550 for its private placement warrants, and such shares and warrants have an aggregate market value of approximately $34,557,500 and $81,668, respectively, based on the closing price of public shares of $12.02 on the OTC Exchange as of August 14, 2023 (the last reported date) and based on the closing price of public warrants of $0.0126 on the OTC Exchange as of October 3, 2023 (the last reported date), the record date for the Special Meeting. Each of our officers and directors is a member of our Sponsor. Sponsor is the record holder of the shares reported herein. Michael Nessim, David Hudd, Gary Wilder, HSQ Investments Limited and Jonathan Massing are among the members of our Sponsor and share voting and investment discretion with respect to the shares of common stock held of record by Sponsor;

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the fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including through the date of the special meeting to vote on an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination;

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the fact that our Sponsor, officers, directors, and/or their affiliates have agreed not to redeem any of their shares in connection with a stockholder vote to approve an initial business combination or in connection with a stockholder vote to approve the Extension Amendment Proposal;

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the fact that, commencing on November 24, 2020, we have agreed to pay our Sponsor a total of $10,000 per month for office space, utilities, and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. If the Extension Amendment Proposal is approved, we may continue to pay Sponsor the $10,000 per month for a longer period than we would otherwise be required to pay;

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the fact that our Sponsor, officers, directors, and/or their affiliates will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations; and

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the fact that our Sponsor, officers, directors, and/or their affiliates will lose their entire investment in us if our initial business combination is not completed.

The Board’s Reasons for the Proposals and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and, if presented, the Adjournment Proposal and recommends that you vote “FOR” each such proposal.
Our Charter provides that we have until November 24, 2023 to complete our initial business combination under its terms. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 24, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.
We believe that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our stockholders the opportunity to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination.
Principal Executive Offices
Our principal executive offices are located at 17 Battery Place, Room 625 New York, NY 10004. Our telephone number at such address is (212) 404-7002.
Potential Application of Investment Company Act
As previously indicated, the Company completed its initial public offering (“IPO”) in November 2020. As a blank check company, the efforts of our board and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO.
On March 30, 2022, the SEC issued the SPAC Rule Proposals, which include proposals relating to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months after the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.
The funds in the Trust Account were previously held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. Depending on prevailing interest rates we may receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
The Extension Amendment Proposal
We are proposing to amend our Charter to extend the date by which we have to consummate a business combination to the Extended Date.
The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 24, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination in case such additional time is needed. The Charter provides that we have until November 24, 2023 to complete our initial business combination.
On July 7th, 2022 we entered into an agreement and plan of merger (“Merger Agreement”) with Wentworth Management Services LLC (“Wentworth”).
On December 30, 2022, we entered into a side letter agreement to the Merger Agreement with Wentworth, revising the Merger Agreement to extend the termination date of the Merger Agreement from December 30, 2022 to June 30, 2023.
On March 20, 2023, we entered that certain First Amendment to the Merger Agreement with Wentworth which amends the Merger Agreement to, among other things, (i) amend and restate the definition of “Transaction Expenses Shortfall” in the Merger Agreement to an amount equal to (x) the Outstanding Transaction Expenses (as defined in the Merger Agreement) minus (y) the Available Closing Date Cash (as defined in the Merger Agreement); (ii) amend and restate the condition precedent in Section 8.03(k) of the Merger Agreement to require that Available Closing Date Cash be sufficient to cover an amount equal to the sum of $3,500,000 and the Outstanding Transaction Expenses; and (iii) amend and restate the termination rights in Section 9.01(c)(B) to allow for the termination of the Merger Agreement if the Available Closing Date Cash is insufficient to cover the sum of $3,500,000 and the Outstanding Transaction Expenses. Completion of the business combination with Wentworth is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Merger Agreement as amended and approval of the transaction by our stockholders.
On September 13, 2023, Kingswood, Holdings, Kingswood Merger Sub, Wentworth Merger Sub and Wentworth entered that certain Second Amendment to the Merger Agreement further amending, modifying, and supplementing the Merger Agreement to, among other things:
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add definitions for (x) “Additional Sponsor Loans” to mean an additional $250,000 to be loaned to the Company by Sponsor or an affiliate of Sponsor between the date of thereof and the closing date; and (y) “Additional Shares of Holdings Common Stock” to mean 1,100,000 shares of Holdings common stock to be issued to those certain holders of Continuing Company Units (as defined in the

Merger Agreement) in the amounts determined by Wentworth and provided to the Company and Holdings in writing prior to the filing of the final amendment to the Form S-4;
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amend the definition of “Company Merger Consideration” to mean (i) 12,000,000 shares of Holdings common stock (excluding any amount of Holdings warrants issued or issuable to Continuing Company Unit Holders), plus (ii) the Additional Shares of Holdings Common Stock;

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delete the definitions of “Converted Company Debt Amount” and “Minimum Company Share Amount” and references to such terms in the Merger Agreement;

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amend and restate Section 2.09(d)(i) to provide for the forfeiture by Sponsor of 3,084,450 SPAC private placement warrants immediately prior to the effective time;

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amend Section 2.09(b) to provide for the escrow (or at Sponsor’s option, forfeiture) of 1,100,000 shares of Holdings common stock that would otherwise be issued to Sponsor in respect of its common stock at closing and the release of such shares (or in the case of forfeiture, reissuance of an equal number of shares) to Sponsor if the volume-weighted average price of Holdings common stock exceeds $12.00 for 20 trading days within any 30-day trading period during the four-year period following closing;

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amend Section 2.11(d) to provide that (i) the Additional Shares of Holdings Common Stock will not be subject to the Lock-Up Agreement (as defined in the Merger Agreement), and (ii) Craig Gould has the ability to release PPD Group, LCC and/or Wentworth Funding, LLC (or any of their ultimate beneficial owners who receive Holdings common stock) and the Holdings common stock owned by such holders from the obligations under the Lock-Up Agreement to the extent necessary to cause Holdings to satisfy the initial listing requirements of the national exchange upon which the holdings common stock has applied to be listed;

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amend Section 2.16 to provide that if the closing does not occur then the Company shall promptly reimburse Wentworth the amount of such SPAC Extension Costs (as defined in the Merger Agreement) and if closing does not occur due to the Company’s failure to satisfy any of the conditions precedent to closing that are reasonably with the control of the Company, the Company shall reimburse and pay to Wentworth up to $150,000 of costs and other expenses actually reimbursed by Wentworth to the prospective purchaser of the Series A convertible preferred stock of Holdings;

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further amend Section 2.16 to provide Wentworth with the option to cause the outstanding Sponsor Loans (as defined in the Merger Agreement) and Additional Sponsor Loans to be repaid by Holdings at the closing either (A) through the issuance of shares of Holdings common stock of equal value, or (B) in immediately available funds, provided, however, that in case of clause (B) Sponsor will be required to surrender a number of shares of Holdings common stock of equal value otherwise issuable to it in connection with the closing;

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further amend Section 2.16 to require the Outstanding SPAC Expenses (as defined in the Merger Agreement) incurred by the Company in connection with any prior business combination not consummated by the Company (“Prior Expenses”) to be allocated to the holders of founder shares on a pro-rata basis, and be repaid by (A) such holders of founder shares in exchange for the issuance to such each of them a number of shares of Holdings common stock of equal value, or (B) Holdings in exchange for such holder’s surrender of a number of shares of Holdings common stock of equal value;

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further amend Section 2.16 to provide Wentworth the option (subject to the prior written consent of Kingswood) to pay any Outstanding Company Expenses (as defined in the Merger Agreement) owed to unrelated third parties prior to the closing, in exchange for the issuance of number of additional shares of Holdings common stock of equal value;

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amend and restate the covenants and agreements in Section 7.10 to (A) require each of Wentworth, the Company and Holdings to use their commercially reasonable best efforts to enter into and consummate subscription agreements with investors relating to a private placement of shares in Wentworth, the Company and/or Holdings, and/or the entry into backstop arrangements with potential investors, and (B) acknowledge and agree that the proposed issuance and sale by Holdings at closing of up to 1,500,000 Series A convertible preferred stock of Holdings;

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amend and restate the closing condition in Section 8.03(h) to require the Sponsor Loans and Additional Sponsor Loans be paid in full prior to or substantially concurrently with the closing;

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amend and restate the closing condition in Section 8.03(k) to require the Available Closing Date Cash (as defined in the Merger Agreement) not be less than $14,000,000;

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amend and restate the closing condition in Section 8.03(l) to require the Company Merger Consideration (as defined in the Merger Agreement) to be issued prior to or substantially concurrently with the closing;

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amend the definition of “Termination Date” by replacing “June 30, 2023” with “November 24, 2023; and

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amend and restate the termination rights in Section 9.01(c) to allow for the termination of the Merger Agreement if the conditions specified in Section 8.03(k) and 8.03(l) are not capable of being satisfied at the closing.

While we have entered into the Merger Agreement with Wentworth, there can be no assurance that all of the conditions precedent set forth in the Merger Agreement as amended will be satisfied or that the proposed transaction will be consummated.
A copy of the proposed amendments to the Charter of the Company is attached to this Proxy Statement in Annex A.
If the Extension Amendment Proposal is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension is implemented, the greater of (a) $69,218.35, and (b) $0.05 per month for each public share of Company that is not redeemed in connection with the Special Meeting, will be deposited into the Trust Account (“Monthly Contribution”), or an aggregate deposit of up to the greater of (x) $207,655.05 and (y) $0.15 for each public share of Company that is not redeemed in connection with the Special Meeting (if Company takes until February 24, 2024 to complete an initial business combination). The first Monthly Contribution will be deposited in the trust account within five (5) calendar days following the Special Meeting. Each subsequent Monthly Contribution will be deposited in the trust account within five (5) calendar days from the 23rd day of such calendar month (or portion thereof).
Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $5,773,022 that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
The Company intends to waive its right to withdraw up to $100,000 of net interest on the funds deposited in the Trust Account to pay dissolution expenses. Consequently, if the Extension Amendment Proposal is approved and implemented but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.
The Inflation Reduction Act of 2022 (the “IR Act”) provides for, among other things, a new U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations equal to generally 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions. The U.S. Department of the Treasury (the “Treasury”) released Notice 2023-2, indicating its intention to propose certain regulations regarding the excise tax and issuing certain interim rules on which taxpayers may rely pending the issuance of further guidance. We are required to offer public stockholders the opportunity to redeem their public shares in connection with the Extension Amendment Proposal, and will be required to offer public stockholders the opportunity to redeem their public shares in connection with any stockholder vote to approve our initial business combination. Any redemption or other repurchase by us in connection with such Extension Amendment Proposal, any business combination or otherwise may be subject to the excise tax.
Additionally, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination. We will not use any funds in the Trust Account (or interest earned thereon) to pay any excise tax that may be imposed on the Company under the IR Act on any redemptions or stock buybacks by the Company or under any scenario, including liquidation of the Company.
Redemption Rights
If the Extension Amendment is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Extended Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on August 15, 2023 (two business days before the Special Meeting), both:
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submit a request in writing that the Company redeem your public shares for cash to CST, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: Mark Tumulty
E-mail: mtumulty@continentalstock.com
and
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deliver your public shares either physically or electronically through DTC to the Company’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.
Each redemption of public shares by the public stockholders will decrease the amount in the Trust Account. In no event, however, will the Company redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon completion of the initial business combination.
Prior to exercising redemption rights, stockholders should verify the market price of their public shares as they may receive higher proceeds from the sale of their public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure you that you will be able to sell your public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.
If you exercise your redemption rights, your public shares will cease to be outstanding immediately prior to the Extension and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.
If the Extension Amendment Proposal is not approved and the Company does not consummate our initial business combination by November 24, 2023 or obtain the approval of the Company stockholders to extend the deadline for the Company to consummate our initial business combination, it will be required to dissolve and liquidate and the warrants will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to CST with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public share from the units.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.
Recommendation
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Special Meeting beyond November 24, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals presented at the Special Meeting.
Vote Required for Approval.
Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposal.
The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of common stock represented (in person online or by proxy) and voted thereon at the Special Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.
Recommendation
THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the common stock as of October 27, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our common stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, our Sponsor, the Company’s directors, and officers and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
As of the record date, there were a total of 3,473,049 shares of common stock outstanding, consisting of 3,203,049 shares of Class A common stock and 270,000 shares of Class B common stock. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.
	Number of Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Class A common stock(2)	Class B common stock(2)	Total	Percent
Kingswood Global Sponsor LLC (our sponsor)(3)	2,605,000	—	2,605,000	75.01%
Gary Wilder(3)	2,605,000	—	2,605,000	75.01%
Jonathan Massing(3)	2,605,000	—	2,605,000	75.01%
HSQ Investments Limited(3)(5)	2,605,000	—	2,605,000	75.01%
Seaponack, LLC(3)(4)	2,605,000	—	2,605,000	75.01%
Michael Nessim(3)	2,605,000	—	2,605,000	75.01%
David Hudd(3)	2,605,000	—	2,605,000	75.01%
Larry Roth .	—	200,000	200,000	5.76%
Lisa Roth	—	35,000	35,000	1.01%
Caroline O’Connell	—	35,000	35,000	1.01%
Jeremy Wilder(4)	—	—	—	—
Duncan Gerard	—	—	—	—
All Officers, Directors as a Group (9 Individuals)	2,605,000	270,000	2,875,000	82.78%

*
Less than one percent

(1)
Unless otherwise noted, the business address of our Sponsor and each of the directors and executive officers of the Company is 17 Battery Place, Room 625, New York, NY 10004.

(2)
Shares of Class B common stock are convertible on a one-for-one basis (A) at any time at the election of holder of such shares of Class B common stock and (B) automatically concurrently or in connection with or immediately following the closing of our initial business combination into shares of Class A common stock. The shares of Class A commons stock shown were issued upon the conversion of shares of Class B common stock issued to our Sponsor prior to the Company’s initial public offering. The converted shares of Class A common stock held by our Sponsor are subject to the same transfer restrictions associated with Class B common stock and have no rights to funds in the Trust Account.

(3)
Kingswood Global Sponsor LLC is the record holder of the shares reported herein. Michael Nessim, David Hudd, Gary Wilder, HSQ Investments Limited, Seaponack, LLC and Jonathan Massing are among the members of Kingswood Global Sponsor LLC and share voting and investment discretion with respect to the shares of Common Stock held of record by Kingswood Global Sponsor LLC.

(4)
Seaponack, LLC is a Delaware limited liability company, which holds an approximately 18.5% membership interest in Sponsor, and thus, may be deemed to beneficially own approximately 481,925 shares of Class B common stock held by Sponsor. Jeremy Wilder holds an approximately 6.46% membership interest in Seaponack LLC, and thus, may be deemed to beneficially own approximately 133,076 shares of Class B common stock held by Sponsor. Jeremy Wilder disclaims any beneficial ownership of the securities held by Sponsor that may be deemed to be beneficially owned by Seaponack LLC, other than to the extent of any pecuniary interest he may have therein, directly, or indirectly. The address of the principal business office of Seaponack, LLC is 17 Battery Place, Suite 625, New York, New York 10004.

(5)
HSQ Investments Limited is a wholly owned subsidiary of PSC Nominee 3 Limited, a UK company acting as the nominee for PSC III, a UK limited partnership. PSC III is managed by Pollen Street Capital Limited. Investment decisions for Pollen Street Capital Limited are made by its investment committee, the voting members of which are Lindsey McMurray, James Scott, Howard Garland, Michael England, Matthew Potter, and Ian Gascoigne, and each of them may be deemed to hold shared voting and investment discretion with respect to the shares of Class B common stock held by HSQ Investments Limited. The address of the principal business office of HSQ Investments Limited is 11-12 Hanover Square, London W1S 1JJ.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.
FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by November 24, 2023, we do not expect to hold any future annual meetings.
Stockholder Communications
Stockholders and interested parties may communicate with our board, any committee chairperson, or the non-management directors as a group by writing to the board or committee chairperson in care of 17 Battery Place, Room 625, New York, NY 10004.
Transfer Agent; Warrant Agent and Registrar
The registrar and transfer agent for the shares of common stock and the warrant agent for warrants is CST. The Company has agreed to indemnify CST in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.
Delivery of Documents to Stockholders
Pursuant to the rules of the SEC, the Company, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022. Upon written or oral request, we will deliver a separate copy of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022 to any stockholder at a shared address to which a single copy of this proxy statement as well as the accompanying Annual Report on Form 10-K for the year ended December 31, 2022 was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request delivery of single copies of proxy statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (212) 404-7002 and 17 Battery Place, Room 625, New York, NY 10004.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement as well as the accompanying Annual Report on Form 10-K for the year ended December 31, 2022, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:
Michael Nessim, Chief Executive Officer
Kingswood Acquisition Corp.
17 Battery Place, Room 625
New York, NY 10004
Tel: (212) 404-7002
Email: mnessim@kingswoodus.com
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: KWAC.info@investor.morrowsodali.com
All information contained in this proxy statement, as well as the accompanying Annual Report on Form 10-K for the year ended December 31, 2022, relating to the Company has been supplied by the Company.
The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: KWAC.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Kingswood Acquisition Corp., 17 Battery Place, Room 625, New York, NY 10004.
If you are a stockholder of the Company and would like to request documents, please do so by November [•], 2023 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED FIFTH AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
KINGSWOOD ACQUISITION CORP.
November [•], 2023
KINGSWOOD ACQUISITION CORP., (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “Kingswood Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 27, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on November [•], 2020 (the “Amended and Restated Certificate of Incorporation”), a Second Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 12, 2020 (the “Second Amended and Restated Certificate of Incorporation”), an Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 20, 2022 (the “First Amendment”), a Second Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 23, 2022 (the “Second Amendment”), a Third Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the Secretary of State of the State of Delaware on May 18, 2023 (the “Third Amendment”), and a Fourth Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the Secretary of State of the State of Delaware on August [•], 2023 (the “Fourth Amendment”). The Second Amended and Restated Certificate of Incorporation as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment is referred to herein as the “Charter”.

2.
This fifth amendment to the Second Amended and Restated Certificate of Incorporation (this “Fifth Amendment”) further amends the Charter.

3.
This Fifth Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.
The text of Section 9.1(b) of Article IX of the Charter is hereby amended by deleting the following words:

“November 24, 2023”
and replacing them with the following:
“February 24, 2024”;

Annex A-1

5.
The text of Section 9.2(d) of Article IX of the Charter is hereby amended by deleting the following words:

“November 24, 2023”
and replacing them with the following:
“February 24, 2024”; and
6.
The text of Section 9.7 of Article IX of the Charter is hereby amended by deleting the follow words:

“November 24, 2023”
and replacing them with the following:
“February 24, 2024”.

Annex A-2

IN WITNESS WHEREOF, Kingswood Acquisition Corp. has caused this Fourth Amendment to be duly executed in its name and on its behalf by an authorized officer as of this       day of November, 2023.
KINGSWOOD ACQUISITION CORP.
By:

Name: Michael Nessim
Title: Chief Executive Officer

Annex A-3

PROXY CARD                 FOR THE SPECIAL MEETING OF STOCKHOLDERS OF                 KINGSWOOD ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Michael Nessim, Gary Wilder or the Chairperson of the special meeting (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting (the “Special Meeting”) of stockholders of Kingswood Acquisition Corp. (the “Company”) to be held on August 17, 2023 at 1:00 PM, Eastern Time, virtually by means of the internet at https://www.cstproxy.com/kingswoodacquisition/sm2023 and at any adjournments and/or postponements thereof. The Shares shall be voted as indicated with respect to the proposals listed below hereof and in the Proxies’ discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. The Special Meeting can be accessed by visiting https://www.cstproxy.com/kingswoodacquisition/sm2023, where the undersigned will be able to listen to the meeting live and vote during the meeting. Additionally, the undersigned has the option to listen only to the Special Meeting by dialing +1 800-450-7155 (toll-free within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 8901830#,, but please note that the undersigned cannot vote or ask questions if the undersigned chooses to participate telephonically. Please note that the undersigned will only be able to access the Special Meeting by means of remote communication. The undersigned will need the control number located on this proxy card to join the Special Meeting via the virtual meeting platform. If there is no control number attached to this proxy card or there are any questions regarding the Special Meeting and how to access it, please contact the Continental Stock Transfer & Trust Company, the Transfer Agent. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NOS. 1, 2 and 3. TO ATTEND THE VIRTUAL MEETING, YOU MUST HAVE THE CONTROL NUMBER THAT IS LOCATED ON THE REVERSE SIDE OF THIS FORM. The notice and proxy statement are available at https://www.cstproxy.com/kingswoodacquisition/2023. The proxy statement contains important information regarding each of the proposals listed below. You are encouraged to read the proxy statement carefully. (Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example KINGSWOOD ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1 AND 2. Proposal No. 1 — The “Extension Amendment Proposal” — to amend the Company’s second amended and restated certificate of incorporation (as amended, the “Charter”) pursuant to a fourth amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 24, 2020, from August 24, 2023 to November 24, 2023 (the “Extension”, and such date, the “Extended Date”); and Proposal No. 2 — The “Founder Share Amendment Proposal” — to amend the Charter, pursuant to a fourth amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement, to provide for the right of holders of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock” or “founder shares”), to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder; and      FOR AGAINST ABSTAIN                 FOR AGAINST ABSTAIN           Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.      FOR AGAINST ABSTAIN , 2023 Signature (Signature if held Jointly) When shares are held by joint tenants, both should sign.